NOTE 12 – PROVISION FOR INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
NOTE 12 - PROVISION FOR INCOME TAXES - Deferred Tax Assets and Reconciliation of Income Taxes

	December 31,	December 31,
	2021	2020
Net Operating loss carryforward	$12,332,310	$8,601,999
Effective tax rate	21%	21%
Deferred tax asset	2,589,785	1,806,420
Foreign taxes	(7,242)	(5,112)
Less: valuation allowance	(2,136,141)	(1,341,272)
Net deferred tax asset	$446,402	$460,036